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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 19, 2004

                            IBF Fund Liquidating LLC
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

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
               333-71091*                                  06-1708882
        (Commission File Number)               (IRS Employer Identification No.)
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
  c/o Arthur Steinberg, as ICA Trustee
            Kaye Scholer LLP
             425 Park Avenue
           New York, New York                                 10022
(Address of principal executive offices)                   (Zip Code)
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                                 (212) 836-8564
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* IBF Fund Liquidating LLC (the "Company") is the transferee of the assets and certain liabilities of IBF Collateralized Finance Corporation ("CFC"), IBF VI - Secured Lending Corporation ("SLC") and IBF Premier Hotel Group, Inc. ("IBF Hotel") pursuant to the First Amended Joint Liquidating Plan of Reorganization (the "Plan") with Respect To InterBank Funding Corp. ("IBF"), SLC, CFC and IBF Hotel that was confirmed by order of the United States Bankruptcy Court for the Southern District of New York dated August 14, 2003 and approved in all respects by order dated September 5, 2003 of the United States District Court for the Southern District of New York. On December 10, 2003, the Plan went effective with respect to CFC, SLC and IBF Hotel. Pursuant to oral no-action relief provided by the Office of Chief Counsel, Division of Corporate Finance of the Commission on August 12, 2003 (the "No-Action Relief"), the Company is submitting this Current Report under cover of Form 8-K under SLC's former

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     Commission file number. Pursuant to the No-Action Relief, this Current
     Report is not deemed filed pursuant to Section 13 of the Securities Exchange Act of 1934.


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

PURCHASE AND SALE AGREEMENT

As of November 1, 2005, Investment and Benefit Services, Inc., n/k/a American Benefit Resources, Inc ("I&BS") and National Investment Managers, Inc. (the "I&BS Purchaser") entered into an Asset Purchase Agreement (the "I&BS Agreement"). Pursuant to the terms of the I&BS Agreement, the Company sold (by virtue of its equity and debt interests in I&BS) substantially all of the assets of I&BS to the I&BS Purchaser for the following consideration: (i) $8,000,000 in cash, of which $7,471,015.87 was paid to the Company and the remainder of which was distributed pursuant to the terms of the I&BS Agreement, (ii) $1 million in restricted shares of common stock of the I&BS Purchaser and (iii) the assumption by the I&BS Purchaser of substantially all of the liabilities of I&BS. The amounts paid in connection with this transaction are subject to a post-closing purchase price adjustment.

AMENDED AND RESTATED ACQUISITION AGREEMENT AND PLAN OF MERGER

As of November 10, 2005 (the "Effective Date"), the Company entered into an Amended and Restated Acquisition Agreement and Plan of Merger (the "Merger Agreement") by and among the Sunset Brands, Inc. ("Sunset"), the Company, U.S. Mills, Inc. ("USM") and a subsidiary of Sunset ("Merger Sub"). Pursuant to the terms of the Merger Agreement, on the Effective Date, Merger Sub merged with and into USM, with USM continuing as the surviving corporation, and a wholly-owned subsidiary of Sunset (the "Merger").

On the Effective Date, Sunset paid the following consideration (the "Merger Consideration") in connection with the Merger: (i) $5,000,000 in cash paid to USM (in addition to $1,000,000 in cash that USM received on May 19, 2005 from Sunset's earnest money deposit), which was used to repay USM's outstanding indebtedness, including $1,343,349 paid to the Company, (ii) 535,715 shares of Sunset's Series B Preferred Stock (the "Series B Shares") issued to the Company with warrants to purchase 4,200,000 shares of Sunset's common stock at $.70 per share, (iii) a Senior Subordinated Note in the original principal amount of $1,000,000 issued by USM and Sunset to the Company, (iv) a Senior Subordinated
Note in the original principal amount of $5,000,000 issued by USM and Sunset to the Company, and (v) a 12% Secured Convertible Debenture in the original principal amount of $5,000,000 issued by Sunset to the Company with warrants to purchase Sunset's common stock at $.46 per share. The Series B Shares and related warrants issued to the Company have an aggregate liquidation value of no less than $3,000,000. Of the Series B Shares issued at closing, 214,284 Series B Shares, together with a promissory note in the original principal amount of $300,000 (constituting a portion of the cash portion of the Merger Consideration) were deposited into escrow to secure the Company's post-closing purchase price adjustment and indemnification obligations. See "Escrow Agreement" below.

INVESTOR RIGHTS AGREEMENT

On the Effective Date, the Company entered into an Investor Rights Agreement with Sunset, pursuant to which the Series B Shares and related warrants held by the Company (i) are subject to a three-year lock-up and repurchase by Sunset at a premium of the original issue price and (ii) are entitled to participate in the filing of any registration statement by Sunset of the common stock underlying the Series B Shares.

ESCROW AGREEMENT

On the Effective Date, the Company entered into an Escrow Agreement by and among Sunset, the Company and Continental Stock Transfer & Trust Company (the "Escrow Agent"), pursuant to which Sunset deposited a promissory note in the original principal amount of $300,000 and 214,284 Series B Shares with the Escrow Agent to secure the Company's post-closing purchase price adjustment and indemnification obligations. The term of the Escrow Agreement expires on the first anniversary of the


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Effective Date, after which time the amounts in escrow, to the extent not subject to any claims, will be released to the Company.

SECURITY AGREEMENTS

As of the Effective Date, the Company entered into (i) a Security Agreement (and related agreements) by and among the Company, Sunset and USM, pursuant to which Sunset and USM pledged substantially all of their assets as security for the payments to be made by Sunset and USM under the Senior Subordinated Notes, and
(ii) a Junior Security Agreement (and related agreements) by and among the Company, Sunset and USM, pursuant to which Sunset and USM pledged substantially all of their assets as security for the payments to be made by Sunset under the Secured Convertible Debenture. Payment to the Company under the Senior Subordinated Notes and the Secured Convertible Debenture are subordinated to the payment of the senior debt of USM.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On November 10, 2005, the Company completed the sale of USM. See Item 1.01 above for a description of the terms of the transaction.

On November 21, 2005, the Company completed the acquisition of the assets of IBF V-Alternative Investment Holdings, LLC ("AIH"), under that certain purchase and sale agreement (the "AIH Purchase Agreement"), dated February 22, 2005, between AIH and the Company, for $362,483.26 in cash and membership interests in the Company.

On November 30, 2005, the Company completed the sale of I&BS. See Item 1.01 above for a description of the transaction.

ITEM 8.01 OTHER EVENTS.

On September 9, 2005, a distribution was made to holders of membership interests in the Company. The total amount of the distribution was $3,922,778.59.

On November 23, 2005, a distribution was made to holders of membership interests in AIH, on behalf of AIH, under the AIH Purchase Agreement. The total amount of the distribution was $362,483.26.

On December 28, 2005, a distribution was made to holders of membership interests in the Company or AIH. The total amount of the distribution was $6,000,000.00.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits

          The following Exhibits are filed as part of this Current Report


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     99.1 Letter to holders of membership interests in the Company, dated
          September 9, 2005, relating to the September 9, 2005 distribution.

     99.2 Letter to holders of membership interests in AIH, dated November 23, 2005, relating to the November 23, 2005 distribution.

     99.3 Letter to holders of membership interests in the Company or AIH, dated December 28, 2005, relating to the December 28, 2005 distribution.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IBF FUND LIQUIDATING LLC


Date: January 18, 2006                  By: /s/ Arthur J. Steinberg
                                            ------------------------------------
                                        Name: Arthur J. Steinberg
                                        Title: ICA Trustee and Manager


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                                  EXHIBIT INDEX

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
EXHIBIT NO.   DESCRIPTION
-----------   -----------
99.1          Letter to holders of membership interests in the Company, dated
              September 9, 2005, relating to the September 9, 2005 distribution.

99.2 Letter to holders of membership interests in AIH, dated November 23, 2005, relating to the November 23, 2005 distribution.

99.3 Letter to holders of membership interests in the Company or AIH, dated December 28, 2005, relating to the December 28, 2005 distribution.
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